Exhibit 10.11

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20110613-02
Signed on: June 13, 2011

I. Name, variety, quantity, amount and delivery time::
Name	Quantity(Ton)	Unit price(Yuan/Ton)	Total amount(Yuan)	Delivery time
Yellow corn	3,000	2,435	7,305,000	Complete delivery before July 30, 2011
The settlement shall be made according to actual quantity received by Purchaser at a price of 2,435 Yuan/ton.
II. Quality standard: Northeast China yellow corn produced in 2010, higher than national standard of Grade-II, volume-weight≥685g/l, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
III. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
IV. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
V. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
VI. Settlement quantity: the settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
VII. Settlement method: after signing of contract, Purchaser shall pay 50% of purchase price to Supplier in advance and make the remaining payment according to delivery progress. The final settlement shall be made after conclusion of contract implementation.
VIII. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
IX. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
X. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XI. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.
Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Address: No. 345, Dongsichang Road, Gongzhuling, Jilin
Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Opening bank:
Account No:

Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Address: No. 11-1, Liutai Road, Liuzhou, Guangxi
Legal representative:
Authorized agent:
Tel: 0772-3735272
Fax: 0772-3735297
Opening bank:
Account No:

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20110529-01
Signed on: May 29, 2011

I. Name, variety, quantity, amount and delivery time::
Name	Quantity(Ton)	Unit price(Yuan/Ton)	Total amount(Yuan)	Delivery time
Yellow corn	2,000	2,480	4,960,000	Complete delivery before Aug 30, 2011
The settlement shall be made according to actual quantity received by Purchaser at a price of 2,480 Yuan/ton.
II. Quality standard: Northeast China yellow corn produced in 2010, higher than national standard of Grade-II, volume-weight≥685g/l, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
III. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
IV. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
V. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
VI. Settlement quantity: the settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
VII. Settlement method: The delivery shall be made before payment. The final settlement shall be made after conclusion of contract implementation.
VIII. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
IX. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
X. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XI. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.
Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Address: No. 345, Dongsichang Road, Gongzhuling, Jilin
Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Opening bank:
Account No:

Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Address: No. 11-1, Liutai Road, Liuzhou, Guangxi
Legal representative:
Authorized agent:
Tel: 0772-3735272
Fax: 0772-3735297
Opening bank:
Account No:

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20110513-01
Signed on: May 13, 2011

I. Name, variety, quantity, amount and delivery time::
Name	Quantity(Ton)	Unit price(Yuan/Ton)	Total amount(Yuan)	Delivery time
Yellow corn	10,000	2,450	24,500,000	Complete delivery before Aug 30, 2011
The settlement shall be made according to actual quantity received by Purchaser at a price of 2,450 Yuan/ton.
II. Quality standard: Northeast China yellow corn produced in 2010, higher than national standard of Grade-II, volume-weight≥685g/l, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
III. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
IV. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
V. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
VI. Settlement quantity: the settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
VII. Settlement method: Purchaser shall pay purchase price to Supplier on June 20, 2011. The final settlement shall be made after conclusion of contract implementation.
VIII. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
IX. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
X. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XI. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.
Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Address: No. 345, Dongsichang Road, Gongzhuling, Jilin
Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Opening bank:
Account No:

Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Address: No. 11-1, Liutai Road, Liuzhou, Guangxi
Legal representative:
Authorized agent:
Tel: 0772-3735272
Fax: 0772-3735297
Opening bank:
Account No:

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20110613-01
Signed on: June 13, 2011

I. Name, variety, quantity, amount and delivery time::
Name	Quantity(Ton)	Unit price(Yuan/Ton)	Total amount(Yuan)	Delivery time
Yellow corn	22,000	2,543	55,946,000	Complete delivery before July 30, 2011
The settlement shall be made according to actual quantity received by Purchaser at a price of 2,543 Yuan/ton.
II. Quality standard: Northeast China yellow corn produced in 2010, higher than national standard of Grade-II, volume-weight≥685g/l, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
III. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
IV. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
V. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
VI. Settlement quantity: the settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
VII. Settlement method: After signing of contract, Purchaser shall pay 50% of purchase price to Supplier in advance and make the remaining payment according to delivery progress. The final settlement shall be made after conclusion of contract implementation.
VIII. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
IX. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
X. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XI. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.
Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Address: No. 345, Dongsichang Road, Gongzhuling, Jilin
Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Opening bank:
Account No:

Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Address: No. 11-1, Liutai Road, Liuzhou, Guangxi
Legal representative:
Authorized agent:
Tel: 0772-3735272
Fax: 0772-3735297
Opening bank:
Account No:

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20110613-02
Signed on: June 13, 2011

I. Name, variety, quantity, amount and delivery time::
Name	Quantity(Ton)	Unit price(Yuan/Ton)	Total amount(Yuan)	Delivery time
Yellow corn	3,000	2,435	7,305,000	Complete delivery before July 30, 2011
The settlement shall be made according to actual quantity received by Purchaser at a price of 2,435 Yuan/ton.
II. Quality standard: Northeast China yellow corn produced in 2010, higher than national standard of Grade-II, volume-weight≥685g/l, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
III. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
IV. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
V. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
VI. Settlement quantity: the settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
VII. Settlement method: after signing of contract, Purchaser shall pay 50% of purchase price to Supplier in advance and make the remaining payment according to delivery progress. The final settlement shall be made after conclusion of contract implementation.
VIII. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
IX. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
X. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XI. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.
Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Address: No. 345, Dongsichang Road, Gongzhuling, Jilin
Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Opening bank:
Account No:

Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Address: No. 11-1, Liutai Road, Liuzhou, Guangxi
Legal representative:
Authorized agent:
Tel: 0772-3735272
Fax: 0772-3735297
Opening bank:
Account No:

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20111028-DK
Signed on: October 28, 2011

I. Name: Yellow corn type
II. Quantity: 4,000 tons
III. Unit price: 2,520 Yuan/Ton
IV. Delivery time: the delivery shall be completed before January 31, 2012.
V. Quality standard: Northeast China yellow corn produced in 2011, higher than national standard of Grade-II, volume-weight≥685g/L, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
VI. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
VII. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
VIII. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
IX. Settlement quantity: The settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
X. Settlement method: After signing of contract, Purchaser shall pay full purchase price to Supplier in one time. The final settlement shall be made after conclusion of contract implementation.
XI. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
XII. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
XIII. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XIV. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.

Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Account No: 22001626238055010311
Opening bank: China Construction Bank, Gongzhuling Branch
Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot Legal representative: Authorized agent: Tel: 0772-3735272 Fax: 0772-3735297

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Liuzhou National Grain Storage Depot
Contract No: YM20110211-01
Signed on: February 11, 2011

I. Name: Yellow corn type
II. Quantity: 20,000 tons
III. Unit price: 2,350 Yuan/Ton (Price components: grain purchase price 1960 Yuan/Ton + Expense 390 Yuan/Ton).
IV. Delivery time: the delivery shall be completed before May 30, 2011.
V. Quality standard: Northeast China yellow corn produced in 2011, higher than national standard of Grade-II, volume-weight≥685g/L, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
VI. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
VII. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
VIII. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
IX. Settlement quantity: The settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
X. Settlement method: After signing of contract, Purchaser shall pay purchase price to Supplier while receiving the goods. The final settlement shall be made after conclusion of contract implementation.
XI. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
XII. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
XIII. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XIV. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.

Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd. Legal representative: Authorized agent: Tel: 0434-6277946 Fax: 0434-6278415	Purchaser (seal): Guangxi Liuzhou National Grain Storage Depot Legal representative: Authorized agent: Tel: 0772-3735272 Fax: 0772-3735297

Corn Sales Agreement

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Contract No: YM20110613-01
Signed on: June 13, 2011

I. Name, variety, quantity, amount and delivery time::
Name	Quantity(Ton)	Unit price(Yuan/Ton)	Total amount(Yuan)	Delivery time
Yellow corn	22,000	2,543	55,946,000	Complete delivery before July 30, 2011
The settlement shall be made according to actual quantity received by Purchaser at a price of 2,543 Yuan/ton.
II. Quality standard: Northeast China yellow corn produced in 2010, higher than national standard of Grade-II, volume-weight≥685g/l, impurity≤1.0%, moisture≤14.0%, the other indexes are according to new national standard.
III. Inspection and acceptance method and place: subject to the inspection method conducted in Purchaser’s special railway platform. The settlement and payment shall be made according to the quantity of goods proved to be qualified. The unqualified goods shall be dealt with by two sides through negotiation.
IV. Delivery place and freight: the goods shall be deemed to be delivered when being unloaded to Purchaser’s railway platform (bargaining price on the vehicles).
V. Packaging material: packaged with Supplier’s woven bags which are not charged and returned. A tare of 0.1kg shall be deducted for each bag. The bags shall be sealed by machine and packed with a fixed amount of goods, 60kgs per bag.
VI. Settlement quantity: the settlement quantity shall be subject to quantity showed in Purchaser’s electronic scale. Purchaser shall bear less than 3‰ wastage in transit, and any wastage of more than 3‰ should be borne by Supplier.
VII. Settlement method: after signing of contract, Purchaser shall pay 50% of purchase price to Supplier in advance and make the remaining payment according to delivery progress. The final settlement shall be made after conclusion of contract implementation.
VIII. Default liability: The contract is executed according to law and has binding force on two parties and the two parties shall fulfill obligations according to the terms of contract. Otherwise, they shall bear corresponding legal liabilities.
IX. Method for resolving dispute: any disputes herein shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court, the court of the location of the observant party should be the court of jurisdiction.
X. If there is any modification to the terms of the contract, a separate agreement shall be supplemented by two parties.

XI. This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy. This contract shall come into force after being signed and sealed by two parties.
Supplier (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Address: No. 345, Dongsichang Road, Gongzhuling, Jilin
Legal representative:
Authorized agent:
Tel: 0434-6277946
Fax: 0434-6278415
Opening bank:
Account No:

Purchaser (seal): Guangxi Zhuang Autonomous Region Liuzhou Grain Storage Depot
Address: No. 11-1, Liutai Road, Liuzhou, Guangxi
Legal representative:
Authorized agent:
Tel: 0772-3735272
Fax: 0772-3735297
Opening bank:
Account No: